Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Liberty Renewable Fuels LLC (the “Company”) hereby certifies that, to the best of his knowledge:

(i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 This certification has not been, and shall not be deemed “filed” with the Securities and Exchange Commission.

Date: April 15, 2008	By:	/s/ David M. Skjaerlund
Name: David M. Skjaerlund
Title: Chief Executive Officer

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Liberty Renewable Fuels LLC (the “Company”) hereby certifies that, to the best of his knowledge:

(i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

 This certification has not been, and shall not be deemed “filed” with the Securities and Exchange Commission.

Date: April 15, 2008	By:	/s/ Scott W. Crumbaugh
Name: Scott W. Crumbaugh
Title: Chief Financial Officer